Commitments and Contingencies Capital Commitments	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Capital Commitments
Commitments and Contingencies Capital Commitments

18. Commitments and Contingencies Capital Commitments

The Company’s capital commitments primarily relate to commitments on construction of office building, sorting hubs and warehouse facilities. Total capital commitments contracted but not yet reflected in the consolidated financial statements amounted to RMB5,813,823 and RMB5,201,385 as of December 31, 2021 and 2022, respectively. All of these capital commitments will be fulfilled in the following years based on the construction progress.

Investment commitments

The Company is committed to make further capital injection into certain investments in equity investees. Such investment commitment amounted to approximately RMB124,410 and RMB25,610 as of December 31,2021 and 2022, respectively.

Contingencies

The Company is subject to periodic legal or administrative proceedings in the ordinary course of business. The Company does not believe that any currently pending legal or administrative proceeding to which the Company is a party will have a material effect on its business or financial condition.

The Company has not made adequate contributions to employee benefit plans, as required by applicable PRC laws and regulations, but the Company has recorded accruals for the estimated underpaid amounts in the consolidated financial statements. However, the Company has not made any accruals for the interest on underpayments and penalties that may be imposed by the relevant PRC government authorities in the consolidated financial statements as the Company believes it would be unlikely that the relevant PRC government authorities will impose any significant interests or penalties.